                                                                     EXHIBIT 3.8

                            REORGANIZATION AGREEMENT


         THIS REORGANIZATION AGREEMENT, dated as of August 29, 2001, is entered into by and among EOTT Energy Partners, L.P., a Delaware limited partnership ("EOTT"); EOTT Energy Operating Limited Partnership, a Delaware limited partnership ("Energy OLP"); EOTT Energy Pipeline Limited Partnership, a Delaware limited partnership ("Pipeline OLP"); EOTT Energy Canada Limited Partnership, a Delaware limited partnership ("Canada OLP"); EOTT Energy Corp., a Delaware corporation (the "MLP General Partner"); and EOTT Energy General Partner, L.L.C., a Delaware limited liability company (the "OLP General Partner"). Energy OLP, Pipeline OLP and Canada OLP are sometimes referred to herein collectively as the "Original OLPs" and individually as an "Original OLP."

                                    RECITALS

         WHEREAS, the parties to this Agreement have determined that it would be in their best interests to reorganize the equity ownership structure of the Original OLPs such that each Original OLP becomes a 100%-owned subsidiary of EOTT (the "Reorganization"); and

         WHEREAS, in order to implement the Reorganization, the MLP General Partner proposes to contribute certain of its partner interests in the Original OLPs to EOTT and the OLP General Partner, all in accordance with this Agreement; and

         WHEREAS, in anticipation of such contribution, immediately prior to the execution and delivery of this Agreement the MLP General Partner has executed amendments to the OLP Partnership Agreements in the form attached as Exhibits A, B and C to this Agreement, pursuant to which each of the OLP Partnership Agreements has been amended to convert the MLP General Partner's 1% general partner interest in each of them into a .01% general partner interest and a .99% limited partner interest in each of them;

         NOW, THEREFORE, in consideration of their mutual undertakings and agreements hereunder, the parties to this Agreement undertake and agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

         In addition to the capitalized terms defined in the opening paragraph of this Agreement, the following capitalized terms shall have the meanings given below.

                  "Additional OLP General Partner Member Interest" has the meaning set forth in Section 2.4.

                  "Agreement" means this Reorganization Agreement.




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

                  "Canada OLP Partnership Agreement" means the Amended and Restated Agreement of Limited Partnership of EOTT Energy Canada Limited Partnership dated as of March 24, 1994, as amended.

                  "Delaware Act" means the Delaware Revised Uniform Limited Partnership Act.

                  "Energy OLP Partnership Agreement" means the Amended and Restated Agreement of Limited Partnership of EOTT Energy Operating Limited Partnership dated as of March 24, 1994, as amended.

                  "MLP Partnership Agreement" means the Amended and Restated Agreement of Limited Partnership of EOTT Energy Partners, L.P. dated as of March 25, 1994, as amended.

                  "OLP Excess Liabilities" means any liability of the MLP General Partner, as general partner of each of the Original OLPs, for indebtedness of each OLP existing at the time of the assignment of the MLP General Partner's interests to the OLP General Partner pursuant to Section 2.1, but only to the extent that the MLP General Partner's share of such liabilities of an Original OLP immediately prior to any assignment under Section 2.1 exceeds the MLP General Partner's federal income tax basis in its aggregate partnership interest in such Original OLP.

                  "OLP Partnership Agreements" means the Energy OLP Partnership Agreement, Canada OLP Partnership Agreement and the Pipeline OLP Partnership Agreement.

                  "Pipeline OLP Partnership Agreement" means the Amended and Restated Agreement of Limited Partnership of EOTT Energy Pipeline Limited Partnership dated as of March 24, 1994, as amended.

                                   ARTICLE II

                          CONTRIBUTIONS AND ASSIGNMENTS

         2.1 Contribution by the MLP General Partner to the OLP General Partner. The MLP General Partner hereby grants, contributes, transfers and conveys to the OLP General Partner, its successors and assigns, all right, title and interest in and to its 0.01% general partner interest in each of the Original OLPs, and the OLP General Partner hereby accepts each such interest as a contribution to the capital of the OLP General Partner and agrees to perform the duties as the general partner of each of the Original OLPs.

         2.2 Contributions by the MLP General Partner to EOTT. Effective contemporaneously with the contribution and assignment set forth in Section 2.1, the MLP General Partner hereby grants, contributes, transfers, assigns and conveys to EOTT, its successors and assigns, all right, title and interest of the MLP General Partner in and to its 0.99% interest as a limited partner in Energy OLP.

         2.3 Contributions by the MLP General Partner to Energy OLP. Effective contemporaneously with the contribution and assignment set forth in Section 2.1, the MLP General Partner hereby grants, contributes, transfers and conveys to Energy OLP, its successors



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

and assigns, all right, title and interest in and to its 0.99% limited partner interest in each of Canada OLP and Pipeline OLP.

         2.4 Issuance to the MLP General Partner of an Interest in the OLP General Partner. Effective contemporaneously with the contribution and assignment set forth in Section 2.1 and as consideration for such assignment, the OLP General Partner hereby issues to the MLP General Partner an additional member interest in the OLP General Partner (such additional member interest being referred to herein as, the "Additional OLP General Partner Member Interest") and hereby admits the MLP General Partner as a member of the OLP General Partner. The Additional OLP General Partner Member Interest shall entitle the holder thereof to .01% of the cash distributed by the OLP General Partner to its members, excluding any cash that was generated by the Pipeline OLP, the Canada OLP or the Liquids OLP (and for such purposes cash distributed by any of them to the Energy OLP shall be considered cash generated by them and not cash generated by the Energy OLP).

         2.5 Transfer of the Additional OLP General Partner Member Interest to EOTT. Effective immediately following the contribution and issuance set forth in Sections 2.1 and 2.4, the MLP General Partner hereby grants, contributes, transfers, assigns and conveys to EOTT, its successors and assigns, all right, title and interest of the MLP General Partner in and to its Additional OLP General Partner Member Interest.

         2.6 Issuance of an Additional General Partner Interest in EOTT to the MLP General Partner. Effective immediately following the contribution and assignment set forth in Section 2.5 and as consideration for the assignments contained in Sections 2.2, 2.3 and 2.5, EOTT hereby issues to the MLP General Partner an additional 0.99% interest as a general partner in EOTT. In order to evidence such issuance, the MLP General Partner has amended the MLP Partnership Agreement pursuant to the instrument attached hereto as Exhibit D, such amendments to be effective contemporaneously with the effectiveness of this Agreement.

                                  ARTICLE III

               SUCCESSION OF GENERAL PARTNER OF THE ORIGINAL OLPS

         3.1 Withdrawal of the MLP General Partner as General Partner of Original OLPs. Effective contemporaneously with the contribution of the MLP General Partner's interests pursuant to Section 2.1 hereof and pursuant to
Section 12.1 of each of the OLP Partnership Agreements, the MLP General Partner hereby withdraws as general partner of each of the Original OLPs and proposes the OLP General Partner to act and serve as sole general partner of each of the Original OLPs. Each of the Original OLPs hereby acknowledges receipt of the opinion of counsel required in Section 12.1(b) of their respective OLP Partnership Agreement.

         3.2 The OLP General Partner as Successor General Partner of the Original OLPs. Effective contemporaneously with the withdrawal of the MLP General Partner pursuant to Section 3.1, the OLP General Partner accepts and agrees to duly and timely pay, perform and discharge the rights, duties and obligations of the general partner of each of the Original OLPs and all of the terms and conditions of each of the OLP Partnership Agreements in accordance with Section 11.3 of each of the OLP Partnership Agreements, and the OLP General Partner



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

agrees to serve as general partner of each of the Original OLPs and to be bound by each of the OLP Partnership Agreements (and, to the extent applicable, the MLP Partnership Agreement), as each is amended effective upon the effectiveness of this Agreement or as may be further amended by the terms of the respective partnership agreement, and the OLP General Partner is hereby admitted as the successor general partner of each of the Original OLPs.

                                   ARTICLE IV

            ASSUMPTION OF AND INDEMNIFICATION FOR CERTAIN LIABILITIES

         4.1 Assumption of Certain Liabilities and Obligations of the MLP General Partner by the OLP General Partner. In connection with the transfer of the general partner interests in each of the Original OLPs and the succession by the OLP General Partner as general partner of each of the Original OLPs, the OLP General Partner hereby assumes and agrees to duly and timely pay, perform and discharge all liabilities and obligations of each OLP to the full extent (and only to the extent) that the MLP General Partner, as general partner of such OLP, is or has been or would have been in the future, were it not for the execution and delivery of this Agreement, obligated to pay, perform and discharge such liabilities and obligations; provided, however, that such assumption by the OLP General Partner is subject to the indemnification provided in Section 4.2.

         4.2 Indemnification of the OLP General Partner. Upon the transfer of the general partner interests in each of the Original OLPs to the OLP General Partner pursuant to Section 2.1 hereof, the MLP General Partner hereby agrees to indemnify, defend and hold harmless the OLP General Partner from and against any and all claims, demands, costs, liabilities and expenses (including court costs and reasonable attorneys' fees) arising from or relating to the OLP Excess Liabilities.

                                   ARTICLE V

                                  MISCELLANEOUS

         5.1 Other Assurances. From time to time after the date hereof, and without any further consideration, each of the parties to this Agreement shall execute, acknowledge and deliver all such additional instruments, notices and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate to more fully and effectively carry out the purposes and intent of this Agreement.

         5.2 Costs. EOTT shall pay all expenses of the Reorganization, including the expenses of amending the MLP Partnership Agreement and the OLP Partnership Agreements.

         5.3 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties signatory hereto and their respective successors and assigns.

         5.4 No Third Party Rights. The provisions of this Agreement are intended to bind the parties signatory hereto as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.




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

         5.5 Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the parties hereto.

         5.6 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

         IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.


                               EOTT ENERGY CORP.


                               By:      /s/ DANA R. GIBBS
                                   ---------------------------------------------
                                        Dana R. Gibbs
                                        President and Chief Operating Officer


                               EOTT ENERGY GENERAL PARTNER, L.L.C.


                               By:      /s/ DANA R. GIBBS
                                   ---------------------------------------------
                                        Dana R. Gibbs
                                        President and Chief Operating Officer

                               EOTT ENERGY PARTNERS, L.P.

                               By:      EOTT Energy Corp., as general partner


                               By:      /s/ DANA R. GIBBS
                                   ---------------------------------------------
                                        Dana R. Gibbs
                                        President and Chief Operating Officer





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

                                 EOTT ENERGY OPERATING LIMITED
                                 PARTNERSHIP

                                 By:      EOTT Energy Corp., as general partner


                                 By:      /s/ DANA R. GIBBS
                                     -------------------------------------------
                                          Dana R. Gibbs
                                          President and Chief Operating Officer



                                 EOTT ENERGY CANADA LIMITED PARTNERSHIP

                                 By:      EOTT Energy Corp., as general partner


                                 By:      /s/ DANA R. GIBBS
                                     -------------------------------------------
                                          Dana R. Gibbs
                                          President and Chief Operating Officer



                                 EOTT ENERGY PIPELINE LIMITED PARTNERSHIP

                                 By:      EOTT Energy Corp., as general partner


                                 By:      /s/ DANA R. GIBBS
                                     -------------------------------------------
                                          Dana R. Gibbs
                                          President and Chief Operating Officer





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
                                    EXHIBIT A

                               AMENDMENT NO. 2 TO
            AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF
                    EOTT ENERGY OPERATING LIMITED PARTNERSHIP


         THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF EOTT ENERGY OPERATING LIMITED PARTNERSHIP (this "Amendment"), dated as of August 29, 2001, is entered into by EOTT Energy Corp., a Delaware corporation, as the General Partner, pursuant to authority granted to it in
Section 14.1(d) of the Amended and Restated Agreement of Limited Partnership of EOTT Energy Operating Limited Partnership dated as of March 24, 1994 (the "Partnership Agreement").

         WHEREAS, Section 14.1(d)(i) of the Partnership Agreement provides that the Limited Partner agrees that the General Partner (pursuant to its powers of attorney from the Limited Partner), without the approval of the Limited Partner, may amend any provision of the Partnership Agreement, and may execute, swear to, acknowledge, deliver, file and record whatever documents may be required in connection therewith, to reflect a change that, in the sole discretion of the General Partner, does not adversely affect the Limited Partner in any material respect; and

         WHEREAS, the General Partner has determined that the changes reflected in this Amendment will be beneficial to the Limited Partner and do not adversely affect the Limited Partner in any material respect;

         NOW, THEREFORE, the Partnership Agreement is amended as follows:

         1. AMENDMENT TO ADD DEFINITION OF REORGANIZATION AGREEMENT. Article II of the Partnership Agreement is hereby amended to add the following definition:

         "Reorganization Agreement" means the Reorganization Agreement dated August 29, 2001 among the Partnership, the MLP, EOTT Energy Corp., EOTT Energy General Partner, L.L.C., EOTT Energy Pipeline Limited Partnership and EOTT Energy Canada Limited Partnership.

         2. AMENDMENT TO CHANGE THE GENERAL PARTNERS' INTEREST. The Partnership Agreement is hereby amended to provide that the 1% general partner interest in the Partnership owned by EOTT Energy Corp. is hereby converted into a .01% general partner interest and a .99% limited partner interest. The definition of the term "Percentage Interest" in Article II of the Partnership Agreement is hereby amended, effective immediately following consummation of the transactions contemplated by Articles II, III and IV of the Reorganization Agreement, as follows: the term "1%" is amended to read "0.01%" and the term "99%" is hereby amended to read "99.99%."




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

         3. AMENDMENTS RELATING TO REORGANIZATION AGREEMENT. Section 10.2 of the Partnership Agreement is hereby amended to read as follows: "Except as provided in the Reorganization Agreement, the General Partner may not transfer its interest in the Partnership without the written consent of the Limited Partner." The second sentence of Section 10.3 is hereby amended to add the phrase "Except as provided in the Reorganization Agreement," at the beginning of the sentence.
Section 12.1(b)(iii) is hereby amended to eliminate the proviso therein. The first sentence of Section 12.3 is hereby amended to add the phrase "Except as provided in the Reorganization Agreement," at the beginning of the sentence.

         4. AMENDMENT TO ADD SECTION RELATING TO REORGANIZATION AGREEMENT.
Article XVI is hereby amended to add the following immediately after Section 16.11:

         "16.12 Amendments to Reflect Reorganization Agreement. This Agreement shall be deemed to be further amended to the extent necessary to carry out the purposes and intent of the Reorganization Agreement."

         5. CAPITALIZED TERMS. Capitalized terms used but not defined herein are used as defined in the Partnership Agreement. This Amendment will be governed by and construed in accordance with the laws of the State of Delaware.

         IN WITNESS WHEREOF, this Amendment has been executed as of the date first written above.

                                 GENERAL PARTNER:

                                     EOTT ENERGY CORP.

                                     By:   /s/ DANA R. GIBBS
                                        ----------------------------------------
                                           Dana R. Gibbs
                                           President and Chief Operating Officer

                                 LIMITED PARTNER:

                                     The Limited Partner, EOTT Energy Partners,
                                     L.P., pursuant to Powers of Attorney now and hereafter executed in favor of, and granted and delivered to, the General Partner.

                                     By:   EOTT Energy Corp.,
                                           General Partner, as attorney-in-fact
                                           for the Limited Partner pursuant to
                                           the Powers of Attorney granted
                                           pursuant to Section 1.4.

                                     By:   /s/ DANA R. GIBBS
                                        ----------------------------------------
                                           Dana R. Gibbs
                                           President and Chief Operating Officer

                                    EXHIBIT B

                               AMENDMENT NO. 2 TO
            AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF
                    EOTT ENERGY PIPELINE LIMITED PARTNERSHIP


         THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF EOTT ENERGY PIPELINE LIMITED PARTNERSHIP (this "Amendment"), dated as of August 29, 2001, is entered into by EOTT Energy Corp., a Delaware corporation, as the General Partner, pursuant to authority granted to it in
Section 14.1(d) of the Amended and Restated Agreement of Limited Partnership of EOTT Energy Pipeline Limited Partnership dated as of March 24, 1994 (the "Partnership Agreement").

         WHEREAS, Section 14.1(d)(i) of the Partnership Agreement provides that the Limited Partner agrees that the General Partner (pursuant to its powers of attorney from the Limited Partner), without the approval of the Limited Partner, may amend any provision of the Partnership Agreement, and may execute, swear to, acknowledge, deliver, file and record whatever documents may be required in connection therewith, to reflect a change that, in the sole discretion of the General Partner, does not adversely affect the Limited Partner in any material respect; and

         WHEREAS, the General Partner has determined that the changes reflected in this Amendment will be beneficial to the Limited Partner and do not adversely affect the Limited Partner in any material respect;

         NOW, THEREFORE, the Partnership Agreement is amended as follows:

         1. AMENDMENT TO ADD DEFINITION OF REORGANIZATION AGREEMENT. Article II of the Partnership Agreement is hereby amended to add the following definition:

         "Reorganization Agreement" means the Reorganization Agreement dated August 29, 2001 among the Partnership, the MLP, EOTT Energy Corp., EOTT Energy General Partner, L.L.C., EOTT Energy Operating Limited Partnership and EOTT Energy Canada Limited Partnership.

         2. AMENDMENT TO CHANGE THE GENERAL PARTNERS' INTEREST. The Partnership Agreement is hereby amended to provide that the 1% general partner interest in the Partnership owned by EOTT Energy Corp. is hereby converted into a .01% general partner interest and a .99% limited partner interest. The definition of the term "Percentage Interest" in Article II of the Partnership Agreement is hereby amended, effective immediately following consummation of the transactions contemplated by Articles II, III and IV of the Reorganization Agreement, as follows: the term "1%" is amended to read "0.01%" and the term "99%" is hereby amended to read "99.99%."




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

         3. AMENDMENTS RELATING TO REORGANIZATION AGREEMENT. Section 10.2 of the Partnership Agreement is hereby amended to read as follows: "Except as provided in the Reorganization Agreement, the General Partner may not transfer its interest in the Partnership without the written consent of the Limited Partner." The second sentence of Section 10.3 is hereby amended to add the phrase "Except as provided in the Reorganization Agreement," at the beginning of the sentence.
Section 12.1(b)(iii) is hereby amended to eliminate the proviso therein. The first sentence of Section 12.3 is hereby amended to add the phrase "Except as provided in the Reorganization Agreement," at the beginning of the sentence.

         4. AMENDMENT TO ADD SECTION RELATING TO REORGANIZATION AGREEMENT.
Article XVI is hereby amended to add the following immediately after Section 16.11:

         "16.12 Amendments to Reflect Reorganization Agreement. This Agreement shall be deemed to be further amended to the extent necessary to carry out the purposes and intent of the Reorganization Agreement."

         5. CAPITALIZED TERMS. Capitalized terms used but not defined herein are used as defined in the Partnership Agreement. This Amendment will be governed by and construed in accordance with the laws of the State of Delaware.

         IN WITNESS WHEREOF, this Amendment has been executed as of the date first written above.

                                 GENERAL PARTNER:

                                     EOTT ENERGY CORP.

                                     By:   /s/ DANA R. GIBBS
                                        ----------------------------------------
                                           Dana R. Gibbs
                                           President and Chief Operating Officer

                                 LIMITED PARTNER:

                                     The Limited Partner, EOTT Energy Operating
                                     Limited Partnership, pursuant to Powers of Attorney now and hereafter executed in favor of, and granted and delivered to, the General Partner.

                                     By:   EOTT Energy Corp.,
                                           General Partner, as attorney-in-fact
                                           for the Limited Partner pursuant to
                                           the Powers of Attorney granted
                                           pursuant to Section 1.4.

                                     By:   /s/ DANA R. GIBBS
                                        ----------------------------------------
                                           Dana R. Gibbs
                                           President and Chief Operating Officer

                                    EXHIBIT C

                               AMENDMENT NO. 2 TO
            AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF
                     EOTT ENERGY CANADA LIMITED PARTNERSHIP


         THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF EOTT ENERGY CANADA LIMITED PARTNERSHIP (this "Amendment"), dated as of August 29, 2001, is entered into by EOTT Energy Corp., a Delaware corporation, as the General Partner, pursuant to authority granted to it in
Section 14.1(d) of the Amended and Restated Agreement of Limited Partnership of EOTT Energy Canada Limited Partnership dated as of March 24, 1994 (the "Partnership Agreement").

         WHEREAS, Section 14.1(d)(i) of the Partnership Agreement provides that the Limited Partner agrees that the General Partner (pursuant to its powers of attorney from the Limited Partner), without the approval of the Limited Partner, may amend any provision of the Partnership Agreement, and may execute, swear to, acknowledge, deliver, file and record whatever documents may be required in connection therewith, to reflect a change that, in the sole discretion of the General Partner, does not adversely affect the Limited Partner in any material respect; and

         WHEREAS, the General Partner has determined that the changes reflected in this Amendment will be beneficial to the Limited Partner and do not adversely affect the Limited Partner in any material respect;

         NOW, THEREFORE, the Partnership Agreement is amended as follows:

         1. AMENDMENT TO ADD DEFINITION OF REORGANIZATION AGREEMENT. Article II of the Partnership Agreement is hereby amended to add the following definition:

         "Reorganization Agreement" means the Reorganization Agreement dated August 29, 2001 among the Partnership, the MLP, EOTT Energy Corp., EOTT Energy General Partner, L.L.C., EOTT Energy Operating Limited Partnership and EOTT Energy Pipeline Limited Partnership.

         2. AMENDMENT TO CHANGE THE GENERAL PARTNERS' INTEREST. The Partnership Agreement is hereby amended to provide that the 1% general partner interest in the Partnership owned by EOTT Energy Corp. is hereby converted into a .01% general partner interest and a .99% limited partner interest. The definition of the term "Percentage Interest" in Article II of the Partnership Agreement is hereby amended, effective immediately following consummation of the transactions contemplated by Articles II, III and IV of the Reorganization Agreement, as follows: the term "1%" is amended to read "0.01%" and the term "99%" is hereby amended to read "99.99%."

         3. AMENDMENTS RELATING TO REORGANIZATION AGREEMENT. Section 10.2 of the Partnership Agreement is hereby amended to read as follows: "Except as provided in the Reorganization Agreement, the General Partner may not transfer its interest in the Partnership without the written consent of the Limited Partner." The second sentence of Section 10.3 is hereby amended to add the phrase "Except as provided in the Reorganization Agreement," at the beginning of the sentence.
Section 12.1(b)(iii) is hereby amended to eliminate the proviso therein. The first sentence of Section 12.3 is hereby amended to add the phrase "Except as provided in the Reorganization Agreement," at the beginning of the sentence.

         4. AMENDMENT TO ADD SECTION RELATING TO REORGANIZATION AGREEMENT.
Article XVI is hereby amended to add the following immediately after Section 16.11:

         "16.12 Amendments to Reflect Reorganization Agreement. This Agreement shall be deemed to be further amended to the extent necessary to carry out the purposes and intent of the Reorganization Agreement."

         5. CAPITALIZED TERMS. Capitalized terms used but not defined herein are used as defined in the Partnership Agreement. This Amendment will be governed by and construed in accordance with the laws of the State of Delaware.

         IN WITNESS WHEREOF, this Amendment has been executed as of the date first written above.

                                GENERAL PARTNER:

                                     EOTT ENERGY CORP.

                                     By:  /s/ DANA R. GIBBS
                                        ----------------------------------------
                                          Dana R. Gibbs
                                          President and Chief Operating Officer

                                LIMITED PARTNER:

                                     The Limited Partner, EOTT Energy Operating
                                     Limited Partnership, pursuant to Powers of Attorney now and hereafter executed in favor of, and granted and delivered to, the General Partner.

                                     By:  EOTT Energy Corp., General Partner,
                                          as attorney-in-fact for the Limited
                                          Partner pursuant to the Powers of
                                          Attorney granted pursuant to
                                          Section 1.4.

                                     By:  /s/ DANA R. GIBBS
                                        ----------------------------------------
                                          Dana R. Gibbs
                                          President and Chief Operating Officer

                                    EXHIBIT D

                               AMENDMENT NO. 7 TO
            AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF
                           EOTT ENERGY PARTNERS, L.P.


         THIS AMENDMENT NO. 7 TO AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF EOTT ENERGY PARTNERS, L.P. (this "Amendment"), dated as of August 29, 2001, is entered into by EOTT Energy Corp., a Delaware corporation, as the General Partner, pursuant to authority granted to it in Section 15.1(d) of the Amended and Restated Agreement of Limited Partnership of EOTT Energy Partners, L.P., dated as of March 25, 1994 (the "Partnership Agreement").

         WHEREAS, Section 15.1(d)(i) of the Partnership Agreement provides that each Limited Partner agrees that the General Partner (pursuant to its powers of attorney from the Limited Partners and Assignees), without the approval of any Limited Partner or Assignee, may amend any provision of the Partnership Agreement, and may execute, swear to, acknowledge, deliver, file and record whatever documents may be required in connection therewith, to reflect a change that, in the sole discretion of the General Partner, does not adversely affect the Limited Partners in any material respect; and

         WHEREAS, the General Partner has determined that the changes reflected in this Amendment will be beneficial to the Limited Partners, including the holders of the Common Units, and do not adversely affect the Limited Partners in any material respect;

         NOW, THEREFORE, contemporaneously with the effectiveness of the Reorganization Agreement to be entered into by and among the Partnership, the Operating Partnerships, the General Partner and EOTT Energy General Partner, L.L.C., a Delaware limited liability company, the Partnership Agreement is amended as follows:

         1. AMENDMENT TO ADD DEFINITION OF REORGANIZATION AGREEMENT. Article II of the Partnership Agreement is hereby amended to add the following definition:

                  "Reorganization Agreement" means the Reorganization Agreement dated August 29, 2001 among the Partnership, EOTT Energy Corp., EOTT Energy General Partner, L.L.C., EOTT Energy Operating Limited Partnership, EOTT Energy Pipeline Limited Partnership and EOTT Energy Canada Limited Partnership.

         2. AMENDMENTS TO CHANGE THE PARTNERS' PERCENTAGE INTERESTS. In the following sections of the Partnership Agreement, the term "1%" is hereby amended to read "1.98%" and the term "99%" is hereby amended to read "98.02%":

         (a)      Article II in the definition of the term "Percentage
                  Interest;"

         (b)      Section 5.1(a)(ii);




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

         (c)      Section 5.1(b)(iii);

         (d)      Section 5.1(c)(i);

         (e)      Section 5.1(c)(ii);

         (f)      Section 5.4;

         (g)      Section 5.5; and

         (h)      Section 13.3(c).

         3. AMENDMENTS RELATING TO ALLOCATION OF NET TERMINATION GAIN AND AVAILABLE CASH DEEMED TO BE CASH FROM OPERATIONS. In Sections 5.1(c)(i)(F), 5.1(c)(i)(G), 5.1(c)(i)(H) 5.4(f), 5.4(g) and 5.4(h), the percentage amounts are hereby amended to add .98% to each amount distributable to the General Partner and to subtract .98% from each amount distributable to the Limited Partners.

         4. AMENDMENT RELATING TO PRIORITY ALLOCATIONS. In Section 5.1(d)(iii), the term "1/99" is hereby amended to read "1.98/98.02".

         5. TRANSFER OF INTEREST. Section 11.2 is hereby amended to add the following sentence immediately after the third sentence in Section 11.2:

         "Notwithstanding any of the provisions of this Section 11.2 and without the approval of any Limited Partner or Assignee, the General Partner may transfer a portion of its general partner interest consisting of a .98% interest in the Partnership to an Affiliate of the General Partner, and upon such transfer the transferred interest shall continue to have the same economic characteristics and other rights it had prior to the transfer (it being understood that only the interest retained by the General Partner shall be entitled to the incentive distributions provide for in Sections 5.1(c)(i)(F), 5.1(c)(i)(G), 5.1(c)(i)(H) 5.4(f), 5.4(g) and 5.4(h) of the Agreement), and such transfer shall not effect any change in the nature of such interest, except that such interest shall be deemed to be a limited partner interest (but not a Unit), and the holder thereof shall have the limited liability of a limited partner; and the General Partner may further amend this Agreement to reflect such transfer, provided that no such amendment shall adversely affect the rights of the Limited Partners."

         6. AMENDMENT TO ADD SECTION RELATING TO REORGANIZATION AGREEMENT.
Article XVIII is hereby amended to add the following immediately after Section 18.12:

         "18.13 Amendments to Reflect Reorganization Agreement. This Agreement shall be deemed to be further amended to the extent necessary to carry out the purposes and intent of the Reorganization Agreement."

         7. CAPITALIZED TERMS. Capitalized terms used but not defined herein are used as defined in the Partnership Agreement. This Amendment will be governed by and construed in accordance with the laws of the State of Delaware.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, this Amendment has been executed as of the date first written above.

                                GENERAL PARTNER:

                                     EOTT ENERGY CORP.


                                     By: /s/ DANA R. GIBBS
                                        ----------------------------------------
                                         Dana R. Gibbs
                                         President and Chief Operating Officer

                                LIMITED PARTNERS:

                                     All Limited Partners now and hereafter
                                     admitted as limited partners of the
                                     Partnership, pursuant to Powers of Attorney now and hereafter executed in favor of, and granted and delivered to, the General Partner.

                                     By:  EOTT Energy Corp.,
                                          General Partner, as attorney-in-fact
                                          for all Limited Partners pursuant
                                          to the Powers of Attorney granted
                                          pursuant to Section 1.4.


                                     By:  /s/ DANA R. GIBBS
                                        ----------------------------------------
                                          Dana R. Gibbs
                                          President and Chief Operating Officer